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                                                                   Exhibit 10.4


                        AMENDMENT III TO TRUST AGREEMENT
                 DATED AUGUST 12, 1988, BY AND AMONG AAR CORP.,
                 THE NORTHERN TRUST COMPANY AND IRA A.. EICHNER

         WHEREAS, AAR CORP., The Northern Trust Company and Ira A. Eichner (the "Parties") entered into a trust agreement dated August 12,1988 (the "Trust Agreement"); and

         WHEREAS, the Trust Agreement was amended by Amendment I thereto dated May 25,1990 and Amendment II thereto dated February 4,1994; and

         WHEREAS, the Parties reserve the right to amend the Trust Agreement and now deem it appropriate to further amend the Trust Agreement in certain respects;

         NOW THEREFORE, the following paragraph is added at the end of
Section 2.2 to read as follows:

         The Trustee also shall accept a transfer of assets from the trustee of a trust agreement dated October 17, 1996 by and among AAR CORP., The Northern Trust Company and Ira A. Eichner ("Trust No. 2") consisting of contributions made by the Company to the trustee of Trust No. 2 to assist the Company in fulfilling its obligations under the Agreements, and earnings thereon. Such amount shall be transferred to the Trustee from the trustee of Trust No. 2 as soon as practicable after the Transfer Date described in Trust No. 2, and such amount when received by the Trustee hereunder shall be treated in the same manner as contributions made by the Company to the Trust pursuant to the provisions of Section 2.1 above and this
         Section 2.2.

         IN WITNESS WHEREOF, the Parties have caused this Amendment III to the Trust Agreement to be executed as of the 9th day of October, 1996.

                                    AAR CORP.

                                    By: /s/ Howard A. Pulsifer
                                       ----------------------------------------
                                       Howard A. Pulsifer, Vice President

                                          THE NORTHERN TRUST COMPANY

                                    By: /s/ Eva Bernacki  Vice President
                                       ----------------------------------------


                                     /s/ Ira A. Eichner
                                    -------------------------------------
                                    Ira A. Eichner

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                         AMENDMENT IV TO TRUST AGREEMENT
                 DATED AUGUST 12, 1988, BY AND AMONG AAR CORP.,
                  THE NORTHERN TRUST COMPANY AND IRA A. EICHNER

         WHEREAS, AAR CORP., The Northern Trust Company and Ira A. Eichner (the "Parties") entered into a trust agreement dated August 12,1988 (the "Trust Agreement"); and

         WHEREAS, the Trust Agreement was amended by Amendment I thereto dated May 25,1990, Amendment II thereto dated February 4,1994, and Amendment III thereto dated October 9, 1996; and

         WHEREAS, the Parties reserved the right to amend the Trust Agreement and now deem it appropriate to further amend the Trust Agreement in certain respects;

         NOW THEREFORE, Section 3.1 is hereby amended to read as follows:

                  "3.1 The Company will serve as the benefits determiner ("Benefits Determiner") to determine the manner and the amount of payments to be made to Eichner or, in the event of Eichner's death to his Beneficiary, under the Agreements until such time as a successor Benefits Determiner is retained by the Trustee as provided for below; provided, however, the Company will use a nationally recognized U.S. firm providing actuarial and benefit consulting services in the United States to provide actuarial services in connection with determination of benefits hereunder and to review and confirm final calculations for accuracy. Upon Eichner's written request made at any time after the commencement of Retirement Benefits under the agreements, the Trustee shall retain a successor Benefits Determiner and so notify the Company, provided that any successor Benefits Determiner shall be (i) jointly selected by the Trustee and Eichner (or Eichner's Beneficiary in the event of Eichner's death), (ii) a nationally recognized firm providing actuarial and benefit consulting services primarily in the United States, and (iii) independent of, and not providing services to, the Company or Eichner (or his Beneficiary). The Trustee shall from time to time, upon the direction of the Benefits Determiner, make distributions or payments out of the Trust Fund to Eichner or, in the event of his death, to his Beneficiary, in cash or in property in such manner and amounts as the Benefits Determiner deems necessary to satisfy the Company's obligation to provide the Benefits under the Agreements. The Company, or if the Company fails to do so within ten days after the receipt of a written request from the Trustee, Eichner (or Eichner's Beneficiary in the event of Eichner's death) shall provide the Benefits Determiner

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         with sufficient information to determine the Benefits payable under the
         Agreements."

         IN WITNESS WHEREOF, the Parties have caused this Amendment IV to the Trust Agreement to be executed as of the 30 day of May, 1999.

                                    AAR CORP.


                                    By: /s/ Howard A. Pulsifer
                                        ---------------------------------------
                                        Howard A. Pulsifer, Vice President


                                    THE NORTHERN TRUST COMPANY


                                    By:
                                       ---------------------------------------

                                     /s/ Ira C. Eichner
                                    -------------------------------------
                                    Ira A. Eichner